EXHIBIT 10.11

                                  EXHIBIT 10.11

                         FORM OF SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT, made as of the ____ day of February, 1998, by and between John B. Gallagher, an individual ("GALLAGHER"), [the Gallagher Family Trust (the "GALLAGHER TRUST")], Harry D. Shields, an individual ("SHIELDS"), [the Henry Daniel Shields 1997 Irrevocable Educational Trust (the "SHIELDS TRUST")], and European Micro Holdings, Inc., a Nevada corporation ("EUROPEAN MICRO HOLDINGS").

                                   WITNESSETH:

      WHEREAS, Mr. Gallagher, the Gallagher Trust, Mr. Shields and the Shields Trust own and control in the aggregate 1,000,000 ordinary shares of European Micro Plc, a public limited company organized under the laws of the United Kingdom ("EUROPEAN MICRO PLC"), representing one hundred percent (100%) of the issued and outstanding ordinary shares of European Micro Plc; and

      WHEREAS, Mr. Gallagher, the Gallagher Trust, Mr. Shields and the Shields Trust desire to exchange all of their ordinary shares of European Micro Plc (the "ORDINARY SHARES") on a tax-free basis under Section 351 of the Internal Revenue Code of 1986, as amended, for 4,000,000 shares of common stock of European Micro Holdings (the "COMMON SHARES") to be divided between such parties in the manner provided herein.

      NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and intending to be legally bound thereby, each of Mr. Gallagher, the Gallagher Trust, Mr. Shields, the Shields Trust and European Micro Holdings agree as follows:

      1. Mr. Gallagher hereby transfers to European Micro Holdings his ________ Ordinary Shares. In exchange for such Ordinary Shares, European Micro Holdings shall, upon the execution hereof, issue in the name of Mr. Gallagher _________ Common Shares and shall issue and deliver to Mr. Gallagher a stock certificate evidencing such Common Shares.

      2. The Gallagher Trust hereby transfers to European Micro Holdings his ________ Ordinary Shares. In exchange for such Ordinary Shares, European Micro Holdings shall, upon the execution hereof, issue in the name of the Gallagher Trust _________ Common Shares and shall issue and deliver to Mr. Gallagher a stock certificate evidencing such Common Shares.

      3. Mr. Shields hereby transfers to European Micro Holdings his ________ Ordinary Shares. In exchange for such Ordinary Shares, European Micro Holdings shall, upon the execution hereof, issue in the name of Mr. Shields ________ Common Shares and shall issue and deliver to Mr. Shields a stock certificate evidencing such Common Shares.

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      4. The Shields Trust hereby transfers to European Micro Holdings his
________ Ordinary Shares. In exchange for such Ordinary Shares, European Micro Holdings shall, upon the execution hereof, issue in the name of the Shields Trust _________ Common Shares and shall issue and deliver to Mr. Gallagher a stock certificate evidencing such Common Shares.

      5. Each of Mr. Gallagher, the Gallagher Trust, Mr. Shields, the Shields Trust and European Micro Holdings shall execute and deliver or cause to be executed and delivered from time to time hereafter, upon request, all such further documents and instruments, including stock powers, and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of this Agreement.

      6. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ATTEST:

By: _____________________________       By: _________________________________
                                            John B. Gallagher, individually

ATTEST:                                 [GALLAGHER FAMILY TRUST]

By: _____________________________       By: _________________________________
                                            John B. Gallagher, Director

ATTEST:

By: ______________________________      By: _________________________________
                                            Harry D. Shields, individually

ATTEST:                                 [HENRY DANIEL SHIELDS 1997 IRREVOCABLE
                                        EDUCATIONAL TRUST]

By: ______________________________      By: THIRD NATIONAL BANK IN
                                        NASHVILLE, as Trustee

                                        By: ________________________________

ATTEST:                                 EUROPEAN MICRO HOLDINGS, INC.

By: _____________________________       By: ________________________________
                                        Name:
                                        Title:

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